REGISTRATION RIGHTS AGREEMENT


REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this ____ day of November, 1999, by and among LEAPFROG SMART PRODUCTS, INC., a Colorado corporation f/k/a
ALBARA CORPORATION (the "Corporation") and REAL
PROVENCHER (the Shareholder ) who holds or will hold restricted shares of the Corporation's Common Stock.


RECITALS:

WHEREAS, pursuant to a Warrant issued in connection with a Consulting Agreement dated as of November ___, 1999 the
Shareholder will receive restricted shares of the Corporation's Common Stock and other restricted shares held by the Shareholder;

WHEREAS, the Shareholder wishes to have the right to require the Corporation to register his shares of the Corporation's Common Stock under the Securities Act of 1933, as amended; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.

For purposes of this Agreement, the following terms shall have the following meanings:

(a) Closing Date: The Closing Date defined in the Merger Agreement.

(b) Exchange Act: The Securities Exchange Act of 1934, as it is or may be amended.

(c) Person: Any individual, partnership, corporation, trust or unincorporated organization, or government or agency or political subdivision thereof.

(d) Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration


Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by eference in such prospectus.

(e) Registrable Securities: As defined in Section 2(a) below.

(f) Registration: As defined in Section 3 below.

(g) Registration Statement: Any registration statement of the Corporation which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

(h) SEC: The Securities and Exchange Commission.

(i) Securities Act: The Securities Act of 1933, as it is or may be amended.

(j) Underwritten Registration of Underwritten Offering: A Registration in which securities of the Corporation are sold to an underwriter for re-offering to the public.

2. Securities Subject to this Agreement.

(a) Registrable Securities. The securities entitled to the benefit of this Agreement (the "Registrable Securities") are sixty thousand (60,000) shares of the Corporation s Common Stock, and the shares underlying
Warrant 1999-01 which on the date hereof comprise three hundred fifty thousand (350,000) shares of the Corporation s Common Stock, to be issued to the Shareholder (including such shares received as share dividends or shares issued on stock splits, mergers, consolidations or other reorganizations), provided that, (subject to the shareholder election provided in the next sentence) a share of the Corporation's Common
Stock shall be a Registrable Security only for so long as such share continues to be a Restricted Security. A share of the Corporation's
Common Stock ceases to be a "Restricted Security" when it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, and

(b) Holders of Registrable Securities. A Person is deemed to be a "holder" of Registrable Securities for purposes of this Agreement whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.


3. Registration of Registrable Securities.

(a) Upon the written request of the Shareholder to register at least 50% of the Registrable Securities owned by Shareholder, the Corporation shall within ninety (90) days of such request file a registration statement on any appropriate form under the Securities Act. The Corporation shall use its best efforts to cause such Registration to become effective as promptly as possible after such filing and thereafter to keep such Registration continuously effective, and to prevent the happening of any event of the kind described in Section 4(c)(2)-(5) hereof that requires the Corporation to give notice pursuant to the last paragraph of Section 4 hereof, for a period (the "Applicable Period") of two years from the date on which the SEC declares the Registration effective or such shorter period which will terminate when all the Registrable Securities covered by the Registration have been sold pursuant to such Registration or under Rule 144.

(b) The Shareholder shall advise the Corporation in such written request of the proposed method of distribution.

(c) Notwithstanding the foregoing, the Corporation may postpone the filing of a registration statement (for a period not exceeding 90 days) if its Board of Directors or the Executive Committee thereof in good faith determines that the filing or the distribution of the Registrable Securities will adversely interfere with a public offering by the Corporation or with a financing, acquisition, corporate reorganization or similar corporate transaction.

4. Registration Procedures.

In connection with the registration of Registrable Securities pursuant to Section 3 hereof, the Corporation will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution by the selling holders thereof and accordingly will:

(a) prepare and file with the SEC, as soon as practicable, a Registration Statement or Registration Statements on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities to be covered thereby in accordance with the intended method or methods of distribution by the selling holders thereof and shall include all financial statements required by the SEC to be filed therewith;
provided that before filing a Registration Statement or any amendments or supplements thereto or Prospectus, including in each case documents incorporated by reference, the Corporation will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents at least five business days prior to the day they are proposed to be filed, which documents will be subject to the reasonable review of the Shareholder and/or his underwriters, and the Corporation will not file any Registration Statement or any amendment or supplement thereto or any Prospectus (including in each case such documents as are incoporated by reference) to which the Shareholder or the underwriters, if any, shall reasonably object;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the Applicable Period; cause the Prospectus used in connection therewith to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the Applicable Period in accordance with the intended method or methods of distribution by the selling holders thereof set forth in such Registration Statement as amended or supplement to the Prospectus used in connection therewith;

(c) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose, and (5) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

(d) upon the occurrence of any event contemplated by paragraph (c)(5) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(e) use its best efforts to obtain the withdrawal at the earliest possible time of any order suspending or preventing the use of any Prospectus or suspending the effectiveness of the Registration Statement or any amendment or supplement thereto or suspending the qualification of any of the Corporation's Common Stock included in such Registration
Statement for sale in any jurisdiction;

(f) furnish each selling holder of Registrable Securities and each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement and every post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits (including those incorporated by reference);

(g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;


(h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel on a best efforts basis to register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling holder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Corporation will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified;

(i) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; enable such Registrable Securities to be in such denominations and registered in such names as the selling holders or managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

(j) provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable registration;

(k) enter into such agreements (including any underwriting agreements) and take all such other actions as the Shareholder may reasonably require in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers comparable to the Corporation to underwriters in primary underwritten offerings;
(2) obtain opinions of counsel to the Corporation and updates thereof
[which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Shareholder] addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (3) obtain "cold comfort" letters and updates thereof from the Corporation's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering such matters of the type customarily covered in "cold comfort" letters and as the Shareholder and underwriters, if any, shall reasonably require; and (4) deliver such documents and certificates as may be requested by the Shareholder and/or his Shareholder Representatives and the managing underwriters, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Corporation, provided that if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 6 hereof with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;


(l) make available for inspection by the Shareholder and/or his Shareholder Representatives, any underwriter, or any attorney or accountant retained by the Shareholder or any underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration; provided, that any records, information or documents that are designated by the Corporation in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order to become publicly available or becomes publicly available without the fault of such Person;

(m) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, as soon as practicable but in any event no later than 45 days after the end of any 12-month period
(or 90 days, if such period is a fiscal year) (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts Underwritten Offering, or (2) if not sold to underwriters in such an offering, beginning with the first month of the Corporation's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods; and

(n) permit any selling holder of Registrable Securities which holder believes he, she or it may be deemed to be an underwriter to require the insertion in the Registration Statement, Prospectus, preliminary prospectus, or any supplement or amendment thereto, any material which in such holder's reasonable judgment should be inserted therein, provided that such material be furnished under circumstances as shall cause it to be subject to the indemnification provisions of Section 6(b) hereto and provided that the Corporation shall not be required to insert any material that it believes to contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading.

The Corporation may require such holder of Registrable Securities as to which any registration is being effected to furnish to the Corporation such information regarding the distribution of such securities as the Corporation may from time to time reasonably request in writing.

Each holder of Registrable Securities agrees by reason of its acquisition and holding of such Registrable Securities that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 4(c) (2)-(5) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 4(d) hereof, or until it is advised in writing (the "Advice") by the Corporation that the use of the Prospectus may be resumed, and, if so directed by the Corporation in writing, such holder will deliver to the Corporation (at the Corporation's expense) all copies, other than permanent file copies than in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. Registration Expenses.

(a) Except as such expenses provided in Section 5(b) below regarding the expenses incident to the Corporation's performance of or compliance with Section 3 of this Agreement are to be borne by the Corporation, all expenses, commissions, fees or discounts of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities and legal expenses of any Person other than the Corporation will be borne by the holders of Registrable Securities, regardless of whether the Registration Statement becomes effective.


(b) All expenses incident to the Corporation's performance of or compliance with this Agreement including without limitation all registration and filing fees, fees with respect to listings or filings required to be made with the National Association of Securities
Dealers ( NASD ), major stock exchanges, fees and expenses of compliance with securities or Blue Sky laws, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Corporation and of all independent certified public accountants of the Corporation (including the expenses of any special audit and "cold comfort" letters required by or incidental to such performance), and securities acts liability insurance if the Corporation so desires, and reasonable fees and expenses of other
Persons retained by the Corporation in connection with the registration, will be borne by the Corporation.

6. Indemnification.

(a) Indemnification by the Corporation. The Corporation agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, against all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and disbursements) caused by (i) any violation of law by the Corporation in connection with or any breach by the Corporation of its undertakings hereunder or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or any amendment or supplement thereto, Prospectus, preliminary prospectus or amendment or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein or by such holder's failure to deliver a copy of the Registration Statement or Prospectus or any amendment or supplement thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. The Corporation will also indemnify underwriters, selling brokers, dealer-managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities, if requested.

(b) Indemnification by Holders of Registrable Securities. In connection with the Registration, each holder of Registrable Securities will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests in connection with any Registration
Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and disbursements) resulting from any untrue statement of a material fact contained in the Registration Statement, Prospectus, preliminary prospectus, amendment or supplement thereto, or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus necessary to make the statements therein not misleading, to the extent, but only the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder to the Corporation specifically for inclusion in such Registration Statement, Prospectus, preliminary prospectus, amendment or supplement thereto. The Corporation shall be entitled to receive indemnities from underwriters, selling brokers, dealer--managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Person specifically for the inclusion in any Prospectus or Registration Statement.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claims with counsel reasonably satisfactory to the indemnified party, provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claims, but the fees and expense of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.


(d) Contribution. If for any reason the indemnification provided for in Sections 6(a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Sections 6(a) and
(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no selling holder shall be required to contribute an amount greater than the dollar amount of the proceeds received by such selling holder with respect to the sale of the shares of the Corporation's Common Stock giving rise to the claim.

(e) Survival of Indemnification Obligation. The indemnifications provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or the controlling Person of each indemnified party and will survive the transfer of the Registrable Securities.

7. Rule 144.

In addition to its other obligations hereunder, the Corporation shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Corporation is not required to file such reports, it will, upon the request of any holder of Registrable Securities made after the Closing Date, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any holder of the Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell the Corporation's Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Corporation will deliver to such holder a written statement as to whether it has complied with such information and requirements.

8. Participation in Underwritten Registrations.

If any of the Registrable Securities covered by the Registration Statement filed pursuant to Section 3 above are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers who will administer the offering will be selected by the holders of a majority of the outstanding shares of such Registrable Securities included in such offering, provided that such investment bankers and managers must be reasonably satisfactory to the Corporation.

No Person may participate in any unwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that no selling holder of Registered Securities in any underwritten registration shall be required to make any representation or warranty to the Corporation or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution. Nothing in this
Section 8 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth therein.

9. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be waived, amended, modified or supplemented except by a written instrument signed on behalf of the Corporation and the Shareholder making specific reference to this agreement and expressing the intention to waive, amend, modify or supplement it.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if by facsimile transmission; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

(a)
If to SHAREHOLDER:

13469 Laramie Trail
Montgomery, Texas 77358

Attention:
Real Provencher
Telephone:
(409) 588-2632
Facsimile:
(409) 539-4141

with a copy (not constituting notice) to:

Haynes and Boone, LLP
1000 Louisiana, Suite 4300
Houston, TX 77002

Attention:
Charles D. Powell, Esq.
Telephone:
713-547-2052
Facsimile:
713-236-5513

(b)
If to LEAPFROG SMART PRODUCTS, INC.:

545 Delaney Avenue, Bldg. 2
Orlando, FL 32801

Attention:
Randolph Tucker
Telephone:
407-872-1161
Facsimile:
407-872-0508


with a copy (not constituting notice) to:

Nadeau & Simmons, P.C.
1250 Turks Head Building
Providence, RI 02903

Attention:
Mark T. Thatcher
Telephone:
(401) 272-5800
Facsimile:
(401) 272-5858

and

Brennan Dyer & Company, LLC
735 Broad Street, Suite 800
Chattanooga, TN 37402

Attention:
James H. Brennan, III

Telephone:
(423) 265-5062
Facsimile:
(423) 265-5068

(c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, each subsequent holder of Registrable Securities.
The Corporation shall be entitled to rely on the directions of the Shareholder herein until receipt of notice from them as to the due appointment of a successor.

(d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


(e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida.

(g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any provision in any other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


LEAPFROG SMART PRODUCTS, INC.,

f/k/a ALBARA CORPORATION



_____________________________________

By:
Randolph Tucker
Its:
CEO


THE SHAREHOLDER


_____________________________________
By:
Real Provencher